UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 06, 2008

UBS MANAGED FUTURES LLC (ASPECT SERIES)
(Exact name of registrant as specified in its charter)

Delaware	000-52192	03-0607985
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o UBS MANAGED FUND SERVICES INC.
One North Wacker Drive
31st Floor
Chicago, Illinois 60606
(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 272-2613

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers.

Effective May 6, 2008, Julie Marie DeMatteo is no longer employed by UBS Managed Fund Services Inc., having served as President, Chief Executive Officer and as a Director of UBS Managed Fund Services Inc. and having performed functions similar to those of a principal executive officer of the Registrant.  Effective May 8, 2008 Richard Meade will no longer serve as the Chief Operating Officer of UBS Managed Fund Services Inc. having been appointed President, Chief Executive Officer and as a Director of UBS Managed Fund Services Inc. and will perform functions similar to those of a principal executive officer of the Registrant.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 9, 2008

UBS MANAGED FUTURES LLC (ASPECT SERIES)

By: UBS Managed Fund Services Inc., Manager

By: /s/ Richard Meade
Name: Richard Meade
Title: President and Chief Executive Officer